RESOLVED, that the 1994 and 1993 Stock Option
     Plans be, and hereby are, amended by deleting from paragraph 8(b), the words, "at any time subsequent to the first anniversary of the grant of the option", and from paragraph 9, the phrase, ", subsequent to the first anniversary of the grant of the option,".


          RESOLVED, that the 1989 Stock Option Plan be, and hereby is, amended by (i) deleting from paragraph 8(b), the words, "at any time subsequent to the first anniversary of the grant of the option"; (ii) inserting at the beginning of paragraph 9 the words, "Notwithstanding the provisions of paragraph 7 specifying installments in which an option shall be exercisable"; (iii) inserting before the words "within the last to occur of" the phrase, ",as to all shares of Common
     Stock remaining subject to the option,"; and (iv) deleting from paragraph 9, all language after the words, "original expiration date of the option".


               RESOLVED, that the 1986 and 1984 Stock
     Option Plans be, and hereby are, amended by inserting the following at the end of paragraph 8:

               "Notwithstanding the provisions of
          paragraph 7 specifying the installments
          in which an option shall be exercisable, upon an optionee's actual retirement at or after normal retirement date, the option shall be exercisable (within the time periods set forth in paragraph 9) as to all shares of Common Stock remaining subject to the option."

     and by amending paragraph 9 to read in its entirety as follows:

               "Notwithstanding the provisions of
          paragraph 7 specifying the installments
          in which an option shall be exercisable, if an optionee shall die or become permanently disabled within the meaning of Section 22(e)(3) of the Code, while he is employed by the Company or within thirty days after the termination of his employment (other than termination by the Company for cause or voluntarily on the part of the optionee and without the consent of the Company), such option may be exercised, as to all shares of Common
          Stock remaining subject to the option,
          within the later to occur of (a) three
          months after the termination of the
          optionee's employment or (b) 30 days
          after the appointment of a legal
          representative or guardian, but in no
          case more than one year after
          termination of employment and in no case after the original expiration date of the option."


          RESOLVED, that the 1991 Restricted Stock Plan be, and hereby is, amended by deleting from
     Section 5.03 the words, "and any of such events shall occur more than one year after the date on which a Restricted Stock Bonus Award is granted to him".